SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 24, 2006

Credit Suisse (USA), Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6862	13-1898818
(Commission File Number)	(I.R.S. Employer (Identification No.)

Eleven Madison Avenue, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(212) 325-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are hereby incorporated by reference into the Company’s Registration Statement on Form S-3ASR (File No. 333-131970).

Exhibit 99.1            Distribution Agreement relating to the Medium-Term Notes dated February 24, 2006 between the Registrant and
                                Credit Suisse Securities (USA) LLC

Exhibit 99.2            Form of Fixed Rate Medium-Term Note

Exhibit 99.3            Form of Floating Rate Medium-Term Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse (USA), Inc.

/s/ Peter Feeney
Peter Feeney
Treasurer

February 24, 2006